                                    POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Robert G. Zack,  Mitchell J.  Lindauer and Kathleen T. Ives each as my true and lawful  attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director or Trustee of Centennial
California  Tax-Exempt  Trust,  Centennial  Government  Trust,  Centennial Money
Market Trust, Centennial New York Tax-Exempt Trust, Centennial Tax-Exempt Trust,
Oppenheimer Capital Income Fund Oppenheimer Cash Reserves,  Oppenheimer Champion
Income Fund,  Oppenheimer  Commodity  Strategy  Total  Return Fund,  Oppenheimer
Equity Fund, Inc., Oppenheimer Integrity Funds,  Oppenheimer  International Bond
Fund, Oppenheimer  Limited-Term  Government Fund, Oppenheimer Main Street Funds,
Inc.,  Oppenheimer Main Street  Opportunity Fund,  Oppenheimer Main Street Small
Cap Fund,  Oppenheimer  Master  Event-Linked Bond Fund, LLC,  Oppenheimer Master
Loan Fund, LLC, Oppenheimer  Municipal Fund,  Oppenheimer Portfolio Series Fixed
Income  Active   Allocation  Fund,   Oppenheimer   Principal   Protected  Trust,
Oppenheimer  Principal Protected Trust II, Oppenheimer Principal Protected Trust
III, Oppenheimer Senior Floating Rate Fund,  Oppenheimer  Strategic Income Fund,
Oppenheimer  Target  Distribution Fund,  Oppenheimer  Target  Distribution &
Growth Fund,  Oppenheimer Variable Account Funds, Panorama Series Fund, Inc (the
"Funds"),  to sign on my behalf any and all Registration  Statements  (including any post-effective  amendments to Registration  Statements) under the Securities
Act of 1933 and the  Investment  Company  Act of 1940,  as  applicable,  and any amendments and supplements  thereto,  and proxy statements or other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S. Securities and Exchange
Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full  power  and  authority  to do and  perform  each and  every  act and  thing requisite and necessary to be done in and about the premises, as fully as to all intents and  purposes  as I might or could do in person,  hereby  ratifying  and confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 20th day of August, 2008

/s/ William L. Armstrong
William L. Armstrong

Witness: /s/ Kathleen T. Ives
         Kathleen T. Ives,
         Assistant Secretary

                                POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Robert G. Zack,  Mitchell J.  Lindauer and Kathleen T. Ives each as my true and lawful  attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director or Trustee of Centennial
California  Tax-Exempt  Trust,  Centennial  Government  Trust,  Centennial Money
Market Trust, Centennial New York Tax-Exempt Trust, Centennial Tax-Exempt Trust,
Oppenheimer Capital Income Fund Oppenheimer Cash Reserves,  Oppenheimer Champion
Income Fund,  Oppenheimer  Commodity  Strategy  Total  Return Fund,  Oppenheimer
Equity Fund, Inc., Oppenheimer Integrity Funds,  Oppenheimer  International Bond
Fund, Oppenheimer  Limited-Term  Government Fund, Oppenheimer Main Street Funds,
Inc.,  Oppenheimer Main Street  Opportunity Fund,  Oppenheimer Main Street Small
Cap Fund,  Oppenheimer  Master  Event-Linked Bond Fund, LLC,  Oppenheimer Master
Loan Fund, LLC, Oppenheimer  Municipal Fund,  Oppenheimer Portfolio Series Fixed
Income  Active   Allocation  Fund,   Oppenheimer   Principal   Protected  Trust,
Oppenheimer  Principal Protected Trust II, Oppenheimer Principal Protected Trust
III, Oppenheimer Senior Floating Rate Fund,  Oppenheimer  Strategic Income Fund,
Oppenheimer  Target  Distribution Fund,  Oppenheimer  Target  Distribution &
Growth Fund,  Oppenheimer Variable Account Funds, Panorama Series Fund, Inc (the
"Funds"),  to sign on my behalf any and all Registration  Statements  (including any post-effective  amendments to Registration  Statements) under the Securities
Act of 1933 and the  Investment  Company  Act of 1940,  as  applicable,  and any amendments and supplements  thereto,  and proxy statements or other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S. Securities and Exchange
Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full  power  and  authority  to do and  perform  each and  every  act and  thing requisite and necessary to be done in and about the premises, as fully as to all intents and  purposes  as I might or could do in person,  hereby  ratifying  and confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 20th day of August, 2008

/s/ George C. Bowen
George C. Bowen

Witness: /s/ Kathleen T. Ives
           Kathleen T. Ives,
           Assistant Secretary

                                 POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Robert G. Zack,  Mitchell J.  Lindauer and Kathleen T. Ives each as my true and lawful  attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director or Trustee of Centennial
California  Tax-Exempt  Trust,  Centennial  Government  Trust,  Centennial Money
Market Trust, Centennial New York Tax-Exempt Trust, Centennial Tax-Exempt Trust,
Oppenheimer Capital Income Fund Oppenheimer Cash Reserves,  Oppenheimer Champion
Income Fund,  Oppenheimer  Commodity  Strategy  Total  Return Fund,  Oppenheimer
Equity Fund, Inc., Oppenheimer Integrity Funds,  Oppenheimer  International Bond
Fund, Oppenheimer  Limited-Term  Government Fund, Oppenheimer Main Street Funds,
Inc.,  Oppenheimer Main Street  Opportunity Fund,  Oppenheimer Main Street Small
Cap Fund,  Oppenheimer  Master  Event-Linked Bond Fund, LLC,  Oppenheimer Master
Loan Fund, LLC, Oppenheimer  Municipal Fund,  Oppenheimer Portfolio Series Fixed
Income  Active   Allocation  Fund,   Oppenheimer   Principal   Protected  Trust,
Oppenheimer  Principal Protected Trust II, Oppenheimer Principal Protected Trust
III, Oppenheimer Senior Floating Rate Fund,  Oppenheimer  Strategic Income Fund,
Oppenheimer  Target  Distribution Fund,  Oppenheimer  Target  Distribution &
Growth Fund,  Oppenheimer Variable Account Funds, Panorama Series Fund, Inc (the
"Funds"),  to sign on my behalf any and all Registration  Statements  (including any post-effective  amendments to Registration  Statements) under the Securities
Act of 1933 and the  Investment  Company  Act of 1940,  as  applicable,  and any amendments and supplements  thereto,  and proxy statements or other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S. Securities and Exchange
Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full  power  and  authority  to do and  perform  each and  every  act and  thing requisite and necessary to be done in and about the premises, as fully as to all intents and  purposes  as I might or could do in person,  hereby  ratifying  and confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 20th day of August, 2008

/s/ Edward Cameron
Edward Cameron

Witness: /s/ Kathleen T. Ives
           Kathleen T. Ives,
           Assistant Secretary

                              POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Robert G. Zack,  Mitchell J.  Lindauer and Kathleen T. Ives each as my true and lawful  attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director or Trustee of Centennial
California  Tax-Exempt  Trust,  Centennial  Government  Trust,  Centennial Money
Market Trust, Centennial New York Tax-Exempt Trust, Centennial Tax-Exempt Trust,
Oppenheimer Capital Income Fund Oppenheimer Cash Reserves,  Oppenheimer Champion
Income Fund,  Oppenheimer  Commodity  Strategy  Total  Return Fund,  Oppenheimer
Equity Fund, Inc., Oppenheimer Integrity Funds,  Oppenheimer  International Bond
Fund, Oppenheimer  Limited-Term  Government Fund, Oppenheimer Main Street Funds,
Inc.,  Oppenheimer Main Street  Opportunity Fund,  Oppenheimer Main Street Small
Cap Fund,  Oppenheimer  Master  Event-Linked Bond Fund, LLC,  Oppenheimer Master
Loan, Fund LLC, Oppenheimer  Municipal Fund,  Oppenheimer Portfolio Series Fixed
Income  Active   Allocation  Fund,   Oppenheimer   Principal   Protected  Trust,
Oppenheimer  Principal Protected Trust II, Oppenheimer Principal Protected Trust
III, Oppenheimer Senior Floating Rate Fund,  Oppenheimer  Strategic Income Fund,
Oppenheimer  Target  Distribution Fund,  Oppenheimer  Target  Distribution &
Growth Fund,  Oppenheimer Variable Account Funds, Panorama Series Fund, Inc (the
"Funds"),  to sign on my behalf any and all Registration  Statements  (including any post-effective  amendments to Registration  Statements) under the Securities
Act of 1933 and the  Investment  Company  Act of 1940,  as  applicable,  and any amendments and supplements  thereto,  and proxy statements or other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S. Securities and Exchange
Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full  power  and  authority  to do and  perform  each and  every  act and  thing requisite and necessary to be done in and about the premises, as fully as to all intents and  purposes  as I might or could do in person,  hereby  ratifying  and confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 20th day of August, 2008

/s/ Jon S. Fossel
Jon S. Fossel

Witness: /s/ Kathleen T. Ives
           Kathleen T. Ives,
           Assistant Secretary

                                  POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Robert G. Zack,  Mitchell J.  Lindauer and Kathleen T. Ives each as my true and lawful  attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director or Trustee of Centennial
California  Tax-Exempt  Trust,  Centennial  Government  Trust,  Centennial Money
Market Trust, Centennial New York Tax-Exempt Trust, Centennial Tax-Exempt Trust,
Oppenheimer Capital Income Fund Oppenheimer Cash Reserves,  Oppenheimer Champion
Income Fund,  Oppenheimer  Commodity  Strategy  Total  Return Fund,  Oppenheimer
Equity Fund, Inc., Oppenheimer Integrity Funds,  Oppenheimer  International Bond
Fund, Oppenheimer  Limited-Term  Government Fund, Oppenheimer Main Street Funds,
Inc.,  Oppenheimer Main Street  Opportunity Fund,  Oppenheimer Main Street Small
Cap Fund,  Oppenheimer  Master  Event-Linked Bond Fund, LLC,  Oppenheimer Master
Loan Fund, LLC, Oppenheimer  Municipal Fund,  Oppenheimer Portfolio Series Fixed
Income  Active   Allocation  Fund,   Oppenheimer   Principal   Protected  Trust,
Oppenheimer  Principal Protected Trust II, Oppenheimer Principal Protected Trust
III, Oppenheimer Senior Floating Rate Fund,  Oppenheimer  Strategic Income Fund,
Oppenheimer  Target  Distribution Fund,  Oppenheimer  Target  Distribution &
Growth Fund,  Oppenheimer Variable Account Funds, Panorama Series Fund, Inc (the
"Funds"),  to sign on my behalf any and all Registration  Statements  (including any post-effective  amendments to Registration  Statements) under the Securities
Act of 1933 and the  Investment  Company  Act of 1940,  as  applicable,  and any amendments and supplements  thereto,  and proxy statements or other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S. Securities and Exchange
Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full  power  and  authority  to do and  perform  each and  every  act and  thing requisite and necessary to be done in and about the premises, as fully as to all intents and  purposes  as I might or could do in person,  hereby  ratifying  and confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 20th day of August, 2008

/s/ Sam Freedman
Sam Freedman

Witness: /s/ Kathleen T. Ives
           Kathleen T. Ives,
           Assistant Secretary

                                  POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Robert G. Zack,  Mitchell J.  Lindauer and Kathleen T. Ives each as my true and lawful  attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director or Trustee of Centennial
California  Tax-Exempt  Trust,  Centennial  Government  Trust,  Centennial Money
Market Trust, Centennial New York Tax-Exempt Trust, Centennial Tax-Exempt Trust,
Oppenheimer Capital Income Fund Oppenheimer Cash Reserves,  Oppenheimer Champion
Income Fund,  Oppenheimer  Commodity  Strategy  Total  Return Fund,  Oppenheimer
Equity Fund, Inc., Oppenheimer Integrity Funds,  Oppenheimer  International Bond
Fund, Oppenheimer  Limited-Term  Government Fund, Oppenheimer Main Street Funds,
Inc.,  Oppenheimer Main Street  Opportunity Fund,  Oppenheimer Main Street Small
Cap Fund,  Oppenheimer  Master  Event-Linked Bond Fund, LLC,  Oppenheimer Master
Loan Fund, LLC, Oppenheimer  Municipal Fund,  Oppenheimer Portfolio Series Fixed
Income  Active   Allocation  Fund,   Oppenheimer   Principal   Protected  Trust,
Oppenheimer  Principal Protected Trust II, Oppenheimer Principal Protected Trust
III, Oppenheimer Senior Floating Rate Fund,  Oppenheimer  Strategic Income Fund,
Oppenheimer  Target  Distribution Fund,  Oppenheimer  Target  Distribution &
Growth Fund,  Oppenheimer Variable Account Funds, Panorama Series Fund, Inc (the
"Funds"),  to sign on my behalf any and all Registration  Statements  (including any post-effective  amendments to Registration  Statements) under the Securities
Act of 1933 and the  Investment  Company  Act of 1940,  as  applicable,  and any amendments and supplements  thereto,  and proxy statements or other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S. Securities and Exchange
Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full  power  and  authority  to do and  perform  each and  every  act and  thing requisite and necessary to be done in and about the premises, as fully as to all intents and  purposes  as I might or could do in person,  hereby  ratifying  and confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 20th day of August, 2008

/s/ Richard F. Grabish
Richard F. Grabish

Witness: /s/ Kathleen T. Ives
           Kathleen T. Ives,
           Assistant Secretary

                                 POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Robert G. Zack,  Mitchell J.  Lindauer and Kathleen T. Ives each as my true and lawful  attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director or Trustee of Centennial
California  Tax-Exempt  Trust,  Centennial  Government  Trust,  Centennial Money
Market Trust, Centennial New York Tax-Exempt Trust, Centennial Tax-Exempt Trust,
Oppenheimer Capital Income Fund Oppenheimer Cash Reserves,  Oppenheimer Champion
Income Fund,  Oppenheimer  Commodity  Strategy  Total  Return Fund,  Oppenheimer
Equity Fund, Inc., Oppenheimer Integrity Funds,  Oppenheimer  International Bond
Fund, Oppenheimer  Limited-Term  Government Fund, Oppenheimer Main Street Funds,
Inc.,  Oppenheimer Main Street  Opportunity Fund,  Oppenheimer Main Street Small
Cap Fund,  Oppenheimer  Master  Event-Linked Bond Fund, LLC,  Oppenheimer Master
Loan, Fund LLC, Oppenheimer  Municipal Fund,  Oppenheimer Portfolio Series Fixed
Income  Active   Allocation  Fund,   Oppenheimer   Principal   Protected  Trust,
Oppenheimer  Principal Protected Trust II, Oppenheimer Principal Protected Trust
III, Oppenheimer Senior Floating Rate Fund,  Oppenheimer  Strategic Income Fund,
Oppenheimer  Target  Distribution Fund,  Oppenheimer  Target  Distribution &
Growth Fund,  Oppenheimer Variable Account Funds, Panorama Series Fund, Inc (the
"Funds"),  to sign on my behalf any and all Registration  Statements  (including any post-effective  amendments to Registration  Statements) under the Securities
Act of 1933 and the  Investment  Company  Act of 1940,  as  applicable,  and any amendments and supplements  thereto,  and proxy statements or other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S. Securities and Exchange
Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full  power  and  authority  to do and  perform  each and  every  act and  thing requisite and necessary to be done in and about the premises, as fully as to all intents and  purposes  as I might or could do in person,  hereby  ratifying  and confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 20th day of August, 2008

/s/ Beverly L. Hamilton
Beverly L. Hamilton

Witness: /s/ Kathleen T. Ives
           Kathleen T. Ives,
           Assistant Secretary

                                   POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Robert G. Zack,  Mitchell J.  Lindauer and Kathleen T. Ives each as my true and lawful  attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director or Trustee of Centennial
California  Tax-Exempt  Trust,  Centennial  Government  Trust,  Centennial Money
Market Trust, Centennial New York Tax-Exempt Trust, Centennial Tax-Exempt Trust,
Oppenheimer Capital Income Fund Oppenheimer Cash Reserves,  Oppenheimer Champion
Income Fund,  Oppenheimer  Commodity  Strategy  Total  Return Fund,  Oppenheimer
Equity Fund, Inc., Oppenheimer Integrity Funds,  Oppenheimer  International Bond
Fund, Oppenheimer  Limited-Term  Government Fund, Oppenheimer Main Street Funds,
Inc.,  Oppenheimer Main Street  Opportunity Fund,  Oppenheimer Main Street Small
Cap Fund,  Oppenheimer  Master  Event-Linked Bond Fund, LLC,  Oppenheimer Master
Loan, Fund LLC, Oppenheimer  Municipal Fund,  Oppenheimer Portfolio Series Fixed
Income  Active   Allocation  Fund,   Oppenheimer   Principal   Protected  Trust,
Oppenheimer  Principal Protected Trust II, Oppenheimer Principal Protected Trust
III, Oppenheimer Senior Floating Rate Fund,  Oppenheimer  Strategic Income Fund,
Oppenheimer  Target  Distribution Fund,  Oppenheimer  Target  Distribution &
Growth Fund,  Oppenheimer Variable Account Funds, Panorama Series Fund, Inc (the
"Funds"),  to sign on my behalf any and all Registration  Statements  (including any post-effective  amendments to Registration  Statements) under the Securities
Act of 1933 and the  Investment  Company  Act of 1940,  as  applicable,  and any amendments and supplements  thereto,  and proxy statements or other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S. Securities and Exchange
Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full  power  and  authority  to do and  perform  each and  every  act and  thing requisite and necessary to be done in and about the premises, as fully as to all intents and  purposes  as I might or could do in person,  hereby  ratifying  and confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 20th day of August, 2008

/s/ Robert J. Malone
Robert J. Malone

Witness: /s/ Kathleen T. Ives
           Kathleen T. Ives,
           Assistant Secretary

                                   POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Robert G. Zack,  Mitchell J.  Lindauer and Kathleen T. Ives each as my true and lawful  attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director or Trustee of Centennial
California  Tax-Exempt  Trust,  Centennial  Government  Trust,  Centennial Money
Market Trust, Centennial New York Tax-Exempt Trust, Centennial Tax-Exempt Trust,
Oppenheimer Capital Income Fund Oppenheimer Cash Reserves,  Oppenheimer Champion
Income Fund,  Oppenheimer  Commodity  Strategy  Total  Return Fund,  Oppenheimer
Equity Fund, Inc., Oppenheimer Integrity Funds,  Oppenheimer  International Bond
Fund, Oppenheimer  Limited-Term  Government Fund, Oppenheimer Main Street Funds,
Inc.,  Oppenheimer Main Street  Opportunity Fund,  Oppenheimer Main Street Small
Cap Fund,  Oppenheimer  Master  Event-Linked Bond Fund, LLC,  Oppenheimer Master
Loan Fund, LLC, Oppenheimer  Municipal Fund,  Oppenheimer Portfolio Series Fixed
Income  Active   Allocation  Fund,   Oppenheimer   Principal   Protected  Trust,
Oppenheimer  Principal Protected Trust II, Oppenheimer Principal Protected Trust
III, Oppenheimer Senior Floating Rate Fund,  Oppenheimer  Strategic Income Fund,
Oppenheimer  Target  Distribution Fund,  Oppenheimer  Target  Distribution &
Growth Fund,  Oppenheimer Variable Account Funds, Panorama Series Fund, Inc (the
"Funds"),  to sign on my behalf any and all Registration  Statements  (including any post-effective  amendments to Registration  Statements) under the Securities
Act of 1933 and the  Investment  Company  Act of 1940,  as  applicable,  and any amendments and supplements  thereto,  and proxy statements or other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S. Securities and Exchange
Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full  power  and  authority  to do and  perform  each and  every  act and  thing requisite and necessary to be done in and about the premises, as fully as to all intents and  purposes  as I might or could do in person,  hereby  ratifying  and confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 20th day of August, 2008

/s/ F. William Marshall, Jr.
F. William Marshall, Jr.

Witness: /s/ Kathleen T. Ives
           Kathleen T. Ives,
           Assistant Secretary

                                 POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Robert G. Zack,  Mitchell J.  Lindauer and Kathleen T. Ives each as my true and lawful  attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director or Trustee of Centennial
California  Tax-Exempt  Trust,  Centennial  Government  Trust,  Centennial Money
Market Trust, Centennial New York Tax-Exempt Trust, Centennial Tax-Exempt Trust,
Oppenheimer Capital Income Fund Oppenheimer Cash Reserves,  Oppenheimer Champion
Income Fund,  Oppenheimer  Commodity  Strategy  Total  Return Fund,  Oppenheimer
Equity Fund, Inc., Oppenheimer Integrity Funds,  Oppenheimer  International Bond
Fund, Oppenheimer  Limited-Term  Government Fund, Oppenheimer Main Street Funds,
Inc.,  Oppenheimer Main Street  Opportunity Fund,  Oppenheimer Main Street Small
Cap Fund,  Oppenheimer  Master  Event-Linked Bond Fund, LLC,  Oppenheimer Master
Loan Fund, LLC, Oppenheimer  Municipal Fund,  Oppenheimer Portfolio Series Fixed
Income  Active   Allocation  Fund,   Oppenheimer   Principal   Protected  Trust,
Oppenheimer  Principal Protected Trust II, Oppenheimer Principal Protected Trust
III, Oppenheimer Senior Floating Rate Fund,  Oppenheimer  Strategic Income Fund,
Oppenheimer  Target  Distribution Fund,  Oppenheimer  Target  Distribution &
Growth Fund,  Oppenheimer Variable Account Funds, Panorama Series Fund, Inc (the
"Funds"),  to sign on my behalf any and all Registration  Statements  (including any post-effective  amendments to Registration  Statements) under the Securities
Act of 1933 and the  Investment  Company  Act of 1940,  as  applicable,  and any amendments and supplements  thereto,  and proxy statements or other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S. Securities and Exchange
Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full  power  and  authority  to do and  perform  each and  every  act and  thing requisite and necessary to be done in and about the premises, as fully as to all intents and  purposes  as I might or could do in person,  hereby  ratifying  and confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 20th day of August, 2008

/s/ John V. Murphy
John V. Murphy

Witness: /s/ Kathleen T. Ives
           Kathleen T. Ives,
           Assistant Secretary

                                   POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Robert G. Zack,  Mitchell J.  Lindauer and Kathleen T. Ives each as my true and lawful  attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director or Trustee of Centennial
California  Tax-Exempt  Trust,  Centennial  Government  Trust,  Centennial Money
Market Trust, Centennial New York Tax-Exempt Trust, Centennial Tax-Exempt Trust,
Oppenheimer Capital Income Fund Oppenheimer Cash Reserves,  Oppenheimer Champion
Income Fund,  Oppenheimer  Commodity  Strategy  Total  Return Fund,  Oppenheimer
Equity Fund, Inc., Oppenheimer Integrity Funds,  Oppenheimer  International Bond
Fund, Oppenheimer  Limited-Term  Government Fund, Oppenheimer Main Street Funds,
Inc.,  Oppenheimer Main Street  Opportunity Fund,  Oppenheimer Main Street Small
Cap Fund,  Oppenheimer  Master  Event-Linked Bond Fund, LLC,  Oppenheimer Master
Loan Fund, LLC, Oppenheimer  Municipal Fund,  Oppenheimer Portfolio Series Fixed
Income  Active   Allocation  Fund,   Oppenheimer   Principal   Protected  Trust,
Oppenheimer  Principal Protected Trust II, Oppenheimer Principal Protected Trust
III, Oppenheimer Senior Floating Rate Fund,  Oppenheimer  Strategic Income Fund,
Oppenheimer  Target  Distribution Fund,  Oppenheimer  Target  Distribution &
Growth Fund,  Oppenheimer Variable Account Funds, Panorama Series Fund, Inc (the
"Funds"),  to sign on my behalf any and all Registration  Statements  (including any post-effective  amendments to Registration  Statements) under the Securities
Act of 1933 and the  Investment  Company  Act of 1940,  as  applicable,  and any amendments and supplements  thereto,  and proxy statements or other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S. Securities and Exchange
Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full  power  and  authority  to do and  perform  each and  every  act and  thing requisite and necessary to be done in and about the premises, as fully as to all intents and  purposes  as I might or could do in person,  hereby  ratifying  and confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 20th day of August, 2008

/s/ Brian W. Wixted
Brian W. Wixted

Witness: /s/ Kathleen T. Ives
           Kathleen T. Ives,
           Assistant Secretary